Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2013	Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Taxes
(8)	Income Taxes

The condensed consolidated financial statements consist of financial and operating data of DTAG and DTAC, which are both S corporations. Since DTAC and DTAG are flow-through entities for federal income tax purposes, there is no federal income tax expense related to the income of DTAC and DTAG, other than for one of DTAG’s wholly-owned subsidiaries, which is a C corporation. The taxable income flows through to our shareholders who are responsible for paying the associated taxes. Although most states follow the federal recognition of S corporation status, some states do impose an entity level tax on that income; therefore, the tax expense is adjusted accordingly. We did not have an income tax liability as of March 31, 2013. Our income tax liability was $0.2 million as of December 31, 2012.

(11) Income Taxes

The consolidated financial statements consist of DTAG (S-corporation status elected in 2004) and DTAC (an S-corporation since inception). Since DTAC and DTAG are flow through entities for Federal income tax purposes, there is no Federal income tax expense related to the income of DTAC and DTAG, other than for one of DTAG’s wholly-owned subsidiaries, which is a C-corporation. The taxable income flows through to our shareholders who are responsible for paying the associated taxes. Although most states follow the Federal recognition of S-corporation status, some states do impose an entity level tax on that income; therefore, the tax expense is adjusted accordingly. Income tax liability was $0.2 million and $0.5 million as of December 31, 2012 and December 31, 2011, respectively.

A reconciliation between expected taxes computed at the federal statutory rate of 35% and the effective tax rate on income before income taxes follows:

	Years Ended December 31,
	2012	2011	2010
	($ in thousands)
Computed “Expected” Income Taxes	$21,192	$31,276	$24,880
Non C-Corporation (Income)	(20,644)	(30,859)	(24,174)
Entity Level State Income Tax on S Corp. Income	834	890	618
Other, Net	(188)	(86)	(920)

Computed “Expected” Income Taxes	$1,194	$1,221	$404

Components of income tax (benefit) expense are as follows:

	Years Ended December 31,
	2012	2011	2010
	($ in thousands)
Current Expense:
Federal	$532	$404	$686
State	662	817	(282)
Deferred	—	—	—

Total	$1,194	$1,221	$404

DTAG and DTAC, along with a wholly-owned C-corporation subsidiary of DTAG, file a federal and various state income tax returns. For federal purposes, the 2009 to 2011 years remain subject to examination, while for state purposes, the 2008 to 2011 years remain subject to examination. We do not have any open federal income tax examinations, but were notified in January 2013 that we will have one state income tax examination commencing later in 2013.

As of December 31, 2012 and December 31, 2011 we had not recorded any liabilities for unrecognized tax benefits, nor have we recorded any liability for interest or penalties related to such positions in our financial statements.